©2024 DISCOVER FINANCIAL SERVICES Exhibit 99.3 2Q24 Financial Results July 17, 2024

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, which speak to our expected business and financial performance, among other matters, contain words such as "believe," "expect," "anticipate," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely," "forecast," and similar expressions. Such statements are based on the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. These forward-looking statements speak only as of the date of this press release and there is no undertaking to update or revise them as more information becomes available. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: changes in economic variables, such as the availability of consumer credit, the housing market, energy costs, the number and size of personal bankruptcy filings, the rate of unemployment, the levels of consumer confidence and consumer debt and investor sentiment; the impact of current, pending and future legislation, regulation, supervisory guidance and regulatory and legal actions, including, but not limited to, those related to accounting guidance, tax reform, financial regulatory reform, consumer financial services practices, anti-corruption and funding, capital and liquidity; risks related to the proposed merger with Capital One Financial Corporation (“Capital One”) including, among others, (i) failure to complete the merger with Capital One or unexpected delays related to the merger or the inability of the parties to obtain regulatory approvals or satisfy other closing conditions required to complete the merger, (ii) regulatory approvals resulting in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction, (iii) diversion of management’s attention from ongoing business operations and opportunities, (iv) cost and revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (v) the integration of each party’s management, personnel and operations will not be successfully achieved or may be materially delayed or will be more costly or difficult than expected, (vi) deposit attrition, customer or employee loss and/or revenue loss as a result of the announcement of the proposed merger, (vii) expenses related to the proposed merger being greater than expected, and (viii) shareholder litigation that could prevent or delay the closing of the proposed merger or otherwise negatively impact our business and operations; the actions and initiatives of current and potential competitors; our ability to manage our expenses; our ability to successfully achieve card acceptance across our networks and maintain relationships with network participants and merchants; our ability to sustain our card and personal loan growth; our ability to timely complete the recently announced sale of the our private student loan portfolio, including due to the failure of a closing condition in the agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement; our ability to increase or sustain Discover card usage or attract new customers; difficulty obtaining regulatory approval for, financing, closing, transitioning, integrating or managing the expenses of acquisitions of or investments in new businesses, products or technologies; our ability to manage our credit risk, market risk, liquidity risk, operational risk, compliance and legal risk and strategic risk; the availability and cost of funding and capital; access to deposit, securitization, equity, debt and credit markets; the impact of rating agency actions; the level and volatility of equity prices, commodity prices and interest rates, currency values, investments, other market fluctuations and other market indices; losses in our investment portfolio; limits on our ability to pay dividends and repurchase our common stock; limits on our ability to receive payments from our subsidiaries; fraudulent activities or material security breaches of our or others' key systems; our ability to remain organizationally effective; our ability to maintain relationships with merchants; the effect of political, economic and market conditions, geopolitical events, climate change, pandemics and unforeseen or catastrophic events; our ability to introduce new products and services; our ability to manage our relationships with third- party vendors, as well as those with which we have no direct relationship such as our employees' internet service providers; our ability to maintain current technology and integrate new and acquired systems and technology; our ability to collect amounts for disputed transactions from merchants and merchant acquirers; our ability to attract and retain employees; our ability to protect our reputation and our intellectual property; our ability to comply with regulatory requirements; and new lawsuits, investigations or similar matters or unanticipated developments related to current matters. We routinely evaluate and may pursue acquisitions of, investments in or divestitures from businesses, products, technologies, loan portfolios or deposits, which may involve payment in cash or our debt or equity securities. Additional factors that could cause the company's results to differ materially from those described in the forward-looking statements can be found under “Risk Factors,” “Business - Competition,” “Business - Supervision and Regulation” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the company's Annual Report on Form 10-K for the year ended December 31, 2023, which is filed with the SEC and available at the SEC's internet site (http://www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the company's Current Report on Form 8-K filed today with the SEC. Notice 2

Important Information About the Transaction and Where to Find It Capital One has filed a registration statement on Form S-4 with the SEC to register the shares of Capital One's common stock that will be issued to Discover Financial Services ("Discover") stockholders in connection with the proposed transaction. The registration statement includes a preliminary joint proxy statement of Capital One and Discover that also constitutes a preliminary prospectus of Capital One. The definitive joint proxy statement/prospectus will be sent to the stockholders of each of Discover and Capital One in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Discover or Capital One through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Discover or Capital One at: Discover Financial Services Capital One Financial Corporation 2500 Lake Cook Road 1680 Capital One Drive Riverwoods, IL 60015 McLean, VA 22102 Attention: Investor Relations Attention: Investor Relations investorrelations@discover.com investorrelations@capitalone.com (224) 405-4555 (703) 720-1000 Before making any voting or investment decision, investors and security holders of Discover and Capital One are urged to read carefully the entire registration statement and joint proxy statement/prospectus, including any amendments thereto, because will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above. Participants in Solicitation Discover, Capital One and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of Discover and Capital One in connection with the transaction. Information regarding the directors and executive officers of Discover and Capital One and other persons who may be deemed participants in the solicitation of the stockholders of Discover or of Capital One in connection with the transaction will be included in the joint proxy statement/prospectus related to the proposed transaction, which will be filed by Capital One with the SEC. Information about the directors and executive officers of Discover and their ownership of Discover common stock can also be found in Discover’s definitive proxy statement in connection with its 2024 annual meeting of stockholders, as filed with the SEC on March 15, 2024, as supplemented by Discover’s proxy statement supplement, as filed with the SEC on April 2, 2024, and other documents subsequently filed by Discover with the SEC. Information about the directors and executive officers of Capital One and their ownership of Capital One common stock can also be found in Capital One’s definitive proxy statement in connection with its 2024 annual meeting of stockholders, as filed with the SEC on March 20, 2024, and other documents subsequently filed by Capital One with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the proposed transaction filed with the SEC when they become available. Notice 3

2Q24 Highlights 4 • 2Q24 net income of $1.5Bn; diluted EPS of $6.06; and return on equity of 40% • Strong fundamental performance ◦ Solid loan growth and net interest margin expansion ◦ Credit continues to perform in-line with expectations ◦ Released the private student loan credit reserve • Advanced key initiatives ◦ Entered into an agreement to sell the private student loan portfolio ◦ Progressed card misclassification resolution by entering into a class action settlement agreement, subject to court approval ◦ Settled existing litigation in our Payment Services segment resulting in a monetary gain • Merger with Capital One progressing as anticipated ◦ Integration planning efforts well underway ◦ Regulatory approval process in connection with the merger applications is proceeding Note(s) Merger with Capital One remains subject to numerous conditions including shareholder and regulatory approvals

2Q24 Summary Financial Results

Year-Over-Year Net Income & EPS ($MM, except EPS)(1) (2)



$901
$347
$313
$566
$(325)
$(272)
$1,530
2Q23 Net Income
Net Interest Income
Non-Interest Income
Provision for Credit Losses
Operating Expense
Income Tax/ Capital Action
2Q24 Net Income

	2Q23 Net Income	Net Interest Income	Non-Interest Income	Provision for Credit Losses	Operating Expense	Income Tax/ Capital Action	2Q24 Net Income
2Q24		$ 3,524	$ 1,014	$ 739	$ 1,729	$ 540	
2Q23		$ 3,177	$ 701	$ 1,305	$ 1,404	$ 268	
B/(W)		$ 347	$ 313	$ 566	$ (325)	$ (272)	
EPS	$ 3.54	$ 1.06	$ 0.95	$ 1.72	$ (0.99)	$ (0.22)	$ 6.06

Key Points

- Revenue net of interest expense was $4.5Bn, up 17%, largely due to higher net interest income, a favorable litigation settlement in Payment Services, and higher net discount/interchange revenue due to lower rewards costs
- Provision for credit losses decreased by $566MM reflecting an $869MM private student loan reserve release and a $281MM lower reserve build, partially offset by a $598MM increase in net charge-offs
- Expenses increased $325MM, or 23%, primarily driven by a charge for expected regulatory penalties, higher professional fees and higher employee compensation

Note(s)
1. Private student loans were classified as held-for-sale effective June 30, 2024. The charge-offs related to private student loans are through June 30, 2024, the date the loans were transferred to held-for-sale classification
2. Includes an adjustment to reverse the allowance for credit losses upon classifying the private student loan portfolio as held-for-sale

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• NIM on loans was 11.17%, up 14bps QOQ primarily driven by favorable loan yields • Total loan yield was up 14bps QOQ due to a lower promotional balance mix • The net funding rate was flat QOQ • Average consumer deposits were up 1% QOQ and up 15% YOY 2Q24 Net Interest Income Drivers 6 Key Points Note(s) 1. Includes checking and reflects both interest-bearing and non-interest bearing consumer deposits 2. Net Funding Rate reflects interest expense, net of interest income from other interest-earning assets, as a percentage of average receivables 11.06% 10.95% 10.98% 11.03% 11.17% 2Q23 3Q23 4Q23 1Q24 2Q24 NIM on Loans Total Loan Growth ($Bn) Funding Mix (%), Average Balance $94.0 $97.4 $102.3 $99.5 $100.1 $10.2 $10.4 $10.4 $10.5 $10.1$9.1 $9.6 $9.9 $10.1 $10.3$4.6 $5.3 $5.9 $6.5 $7.1 Card +7% YOY Student (1)% YOY Personal +13% YOY Other + 55% YOY 2Q23 3Q23 4Q23 1Q24 2Q24 66% 66% 65% 66% 68% 18% 18% 18% 18% 17% 9% 9% 9% 9% 8% 7% 7% 8% 7% 7% DTC and Affinity Deposits Brokered & Other Deposits Securitized Borrowing Unsecured Borrowing 2Q23 3Q23 4Q23 1Q24 2Q24 Total Loan Yield 14.17% 14.44% 14.61% 14.71% 14.85% Net Funding Rate (2) 3.11% 3.49% 3.63% 3.68% 3.68% (1)

DISCOVER

2Q24 Revenue

Year-Over-Year Revenue ($MM)


$3,878
$347
$67
$(2)
$19
$19
$(1)
$211
$4,538
2Q23 Rev Net of Int Exp
Net Interest Income
Net Discount/ Interchange
Protection Products
Loan Fee Income
Transaction Processing
Gain/(Loss) on Equity Investments
Other Income
2Q24 Rev Net of Int Exp

($MM)	2Q24	2Q23	Inc / (Dec) $	Inc / (Dec) %
Net Interest Income	3,524	3,177	347	11%
Net Discount/Interchange Revenue	437	370	67	18%
Protection Products Revenue	42	44	(2)	(5%)
Loan Fee Income	205	186	19	10%
Transaction Processing Revenue	91	72	19	26%
Gain/(Loss) on Equity Investment	0	1	(1)	NM
Other Income	239	28	211	NM
Total Non-Interest Income	1,014	701	313	45%
Revenue Net of Interest Expense	$4,538	$3,878	$660	17%

	2Q24	2Q23	Change QOQ	Change YOY
Discover Card Sales Volume ($MM)	$53,482	$55,229	7 %	(3%)
Rewards Rate[1]	1.32 %	1.42 %	(7) bps	(10) bps

Note(s)
1. Rewards rate represents credit card rewards cost divided by Discover Card sales volume

Key Points

- Net interest income increased due to higher loan receivables and margin expansion
- Net discount / interchange revenue was up 18% from lower rewards costs
- Loan fee income was up from higher late fees and transaction processing grew due to higher debit volume
- Other income increased due to a favorable litigation settlement in Payment Services and a facility sale
- The rewards rate was down 10bps YOY driven by a change in the 5% category and lower Cashback Match
  2Q24 Gas, Home Improvement
  2Q23 Restaurants, Wholesale Clubs

7

2Q24 Operating Expense

DISCOVER

Year-Over-Year Expense ($MM)



$1,404
$70
$(10)
$17
$80
$168
$1,729
2Q23 Expense
Employee Comp
Marketing
Info Processing
Professional Fees
All Other
2Q24 Expense

($MM)	2Q24	2Q23	Inc / (Dec) $	Inc / (Dec) %
Employee Compensation and Benefits	$658	$588	70	12%
Marketing and Business Development	258	268	(10)	(4%)
Information Processing & Communications	167	150	17	11%
Professional Fees	296	216	80	37%
Premises and Equipment	23	20	3	15%
Other Expense	327	162	165	102%
Total Operating Expense	$1,729	$1,404	$325	23%
Operating Efficiency[(1)]	**38.1 %**	**36.2 %**		**190 bps**

Key Points

- Employee compensation increased driven by higher business technology resources
- Information processing increased due to technology investments
- Professional fees were up from higher recovery fees and investments in compliance and risk management initiatives
- Other expense was up reflecting a charge for expected regulatory penalties related to the card misclassification issue

Note(s)
1. Defined as reported total operating expense divided by revenue net of interest expense

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2Q24 Key Credit Metrics

	2Q23	1Q24	2Q24	Change QOQ	Change YOY
Credit Card Loans					
Ending Loan Balance ($MM)	$93,955	$99,475	$100,066	1%	7%
Net Principal Charge-off Rate	3.68%	5.66%	5.55%	(11) bps	187 bps
30-Day Delinquency Rate	2.86%	3.83%	3.69%	(14) bps	83 bps
Personal Loans					
Ending Loan Balance ($MM)	$9,106	$10,107	$10,321	2%	13%
Net Principal Charge-off Rate	2.28%	4.02%	3.98%	(4) bps	170 bps
30-Day Delinquency Rate	1.00%	1.46%	1.54%	8 bps	54 bps
Private Student Loans[1]					
Ending Loan Balance ($MM)	$10,241	$10,480	$10,145	(3)%	(1)%
Net Principal Charge-off Rate[1]	1.25%	1.58%	1.85%	27 bps	60 bps
30-Day Delinquency Rate[2]	2.13%	2.59%	N/A		
Total Loans					
Ending Loan Balance ($MM)	$117,906	$126,555	$127,649	1%	8%
Net Principal Charge-off Rate[1]	3.22%	4.92%	4.83%	(9) bps	161 bps
30-Day Delinquency Rate[2]	2.57%	3.38%	3.33%	(5) bps	76 bps

Key Points

- Credit card net charge-off and 30-day delinquency rates declined sequentially
- Personal loan net charge-off and 30-day delinquency rates were relatively stable QOQ
- Private student loan net charge-offs increased reflecting macroeconomic pressure on certain borrower segments

Note(s)
1. Private student loans were classified as held-for-sale effective June 30, 2024. The charge-offs related to private student loans are through June 30, 2024, the date the loans were transferred to held-for-sale classification
2. Excludes loans classified as held-for-sale

9

10 ($MM) Credit Card Private Student Loans(1) (2) Personal Loans Other Total Loans(2) Balance at March 31, 2024 $7,541 $869 $756 $92 $9,258 Reserve rate 7.58% 8.29% 7.48% N/A 7.32% Provision for credit losses 1,423 (823) 138 7 745 Net Charge-offs 1,373 46 101 2 1,522 Balance at June 30, 2024 $7,591 $0 $793 $97 $8,481 Reserve rate 7.59% N/A 7.68% N/A 7.22% Total Loan Reserve Rate 6.84% 7.06% 7.23% 7.32% 7.22% 2Q23 3Q23 4Q23 1Q24 2Q24 Allowance for Credit Losses Note(s) 1. Private student loans were classified as held-for-sale effective June 30, 2024 2. Includes an adjustment to reverse the allowance for credit losses upon classifying the private student loan portfolio as held-for-sale

$1.8 $0.3 $2.3 $2.4 $1.9 $— $0.44 $0.44 $0.50 $0.60 $0.70 $0.70 2019 2020 2021 2022 2023 YTD 2024 11 Capital Return(3)Capital Position Common Equity Tier 1 (CET1) Capital Ratio (%) Note(s) 1. Capital for years ended 2022 and prior have been restated for comparative purposes and considers the impacts of the immaterial corrections to the financial statements; years 2019-2021 reflect a best estimate 2. Based on the final rule published September 30, 2020. Capital ratios reflect the impact of CECL reserves on regulatory capital with transition impacts 3. Quarterly dividend per share figures for 2019 through 2023 represent year-end levels 11.0% 12.9% 14.5% 13.1% 11.3% 11.9% 2019 2020 2021 2022 2023 2Q24 • The Common Equity Tier 1 ratio of 11.9% increased due to core earnings generation and the private student loan reserve release • Declared quarterly cash dividend of $0.70 per share of common stock • Share repurchases have been suspended through merger closing and common dividends will not exceed $0.70 per share Key Points Capital Position & Capital Return Trends Share Repurchases ($Bn) Quarterly Dividend per Share (1) (2) Suspended through closing

2024 Perspective

	Previous (Excludes Private Student Loan Sale)	Current[1] (Includes Private Student Loan Sale)	Private Student Loan Sale Impact[2]
Loan Growth	• Up low single digits	• Down low single digits	• Δ driven by private student loan sale of ~$10.1Bn
Net Interest Margin	• Expect NIM of 10.7-11.0% depending on rate outlook	• Expect NIM of 11.1%-11.4%	• Accretive to NIM by ~10bps
Operating Expense	• Anticipate total operating expense to be up mid-single digits excluding card misclassification and merger related costs	• No change	• Includes ~$50MM NCO geography Δ
Net Charge-offs	• Expect full year average net charge-off rate of 4.9-5.2%	• No change	• Increases NCOs by ~10bps
Capital Management	• Share repurchases suspended through merger closing; dividend not to exceed $0.70 per share	• No change	• No Impact

Note(s)
1. Private student loans were classified as held-for-sale effective June 30, 2024. The charge-offs related to private student loans are through June 30, 2024, the date the loans were transferred to held-for-sale classification
2. The private student loan sale is subject to various closing conditions

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Appendix

2Q24 Asset Yield & Liabilities Rate 2Q24 1Q24 2Q23 Interest-Earning Assets ($Bn) Avg Bal Yield Avg Bal Yield Avg Bal Yield Total Loans $127.0 14.85% $127.1 14.71% $115.3 14.17 % Other Interest-Earning Assets 24.8 4.60% 26.2 4.57% 21.3 4.11 % Total Interest-Earning Assets $151.8 13.18% $153.3 12.98% $136.6 12.60% 2Q24 1Q24 2Q23 Interest-Bearing Liabilities ($Bn) Avg Bal Rate Avg Bal Rate Avg Bal Rate Direct to Consumer Deposits(1) (2) $85.9 4.39% $84.8 4.41% $74.9 3.71 % Brokered Deposits and Other 21.6 4.85% 23.8 4.75% 20.5 4.15 % Interest Bearing-Deposits 107.5 4.48% 108.6 4.48% 95.4 3.80 % Borrowings 20.0 5.00% 20.9 4.82% 19.3 4.33 % Total Interest-Bearing Liabilities $127.5 4.56% $129.5 4.54% $114.7 3.89% 14 Note(s) 1. Includes Affinity relationships 2. Excludes checking which is a non-interest bearing deposit product

Total Company Loans(1) (2) Credit Card Loans Private Student Loans(1) (2)Personal Loans 1.61 1.80 1.71 2.13 2.72 3.22 3.52 4.11 4.92 4.83 1.64 1.63 1.94 2.30 2.48 2.57 3.06 3.45 3.38 3.33 NCO rate (%) 30+ day DQ rate (%) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 1.84 2.01 1.92 2.37 3.10 3.68 4.03 4.68 5.66 5.55 1.77 1.76 2.11 2.53 2.76 2.86 3.41 3.87 3.83 3.69 NCO rate (%) 30+ day DQ rate (%) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 1.12 1.21 1.14 1.49 1.94 2.28 2.63 3.39 4.02 3.98 0.69 0.63 0.69 0.80 0.91 1.00 1.24 1.45 1.46 1.54 NCO rate (%) 30+ day DQ rate (%) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 0.69 1.08 0.91 1.33 1.04 1.25 1.32 1.52 1.58 1.85 1.62 1.66 1.94 2.05 2.02 2.13 2.62 2.62 2.59 NCO rate (%) 30+ day DQ rate (%) 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Credit Performance Trends 15 Note(s) 1. Private student loans were classified as held-for-sale effective June 30, 2024. The charge-offs related to private student loans are through June 30, 2024, the date the loans were transferred to held-for-sale classification 2. Excludes loans classified as held-for-sale

YOY YOY YOY YOY 2Q24 Payments Volume ($Bn) Discover Network • Discover Network volume was down 3% reflecting a slowdown in Discover card sales • PULSE volume was up 18% driven by an increase in debit transaction volume • Diners Club volume was down 5% as a result of lower volumes in India • Network Partners was down 22% YOY from lower AribaPay volume Key Points $57.1 $57.2 $58.4 $51.8 $55.4 2Q23 3Q23 4Q23 1Q24 2Q24 $69.0 $72.1 $79.2 $79.1 $81.7 2Q23 3Q23 4Q23 1Q24 2Q24 $9.9 $9.7 $10.5 $10.2 $9.4 2Q23 3Q23 4Q23 1Q24 2Q24 $10.4 $9.9 $8.7 $11.1 $8.1 2Q23 3Q23 4Q23 1Q24 2Q24 Diners Club(1) PULSE Network Partners (3)% 18% (5)% (22%) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 6% YOY 16